News Release

Investor Contact:

Scott Morris

+1 859.519.3622

smorris@rhinolp.com

Rhino Resource Partners LP Announces

Sale of Elk Horn Coal Leasing Company

LEXINGTON, KY (August 23, 2016) – Rhino Resource Partners LP (OTCQB: RHNO) (“Rhino” or the “Partnership”) announced today it entered into an agreement to sell its Elk Horn coal leasing company to a third party for total cash consideration of $12.5 million.

Joe Funk, Chief Executive Officer of Rhino’s general partner, stated, “The cash received from the sale of Elk Horn will continue to reduce our debt and provide us additional financial flexibility for our future coal operations. While Elk Horn has been a positive cash flow contributor to us since its acquisition in 2011, the ongoing weakness in the Central Appalachia steam coal markets has adversely impacted Elk Horn and its lessees. The Partnership determined the best value for our unitholders at this time was to monetize this asset. We appreciate the contributions and hard work the Elk Horn employees have provided to Rhino.”

The Partnership was also pleased to announce the following executive appointments: Rick Boone was promoted to the position of President of the general partner and all subsidiaries. Mr. Boone most recently served as Executive Vice President and Chief Financial Officer since 2014. Prior to that date, Mr. Boone served as Senior Vice President and Chief Financial Officer from 2005 to 2014. Mr. Boone brings years of senior management experience to this role. Mr. Boone stated, “I appreciate the trust placed in me by our general partner and I look forward to helping navigate Rhino through the complexities of our industry as we move forward. Rhino has persevered during this extended market downturn and we are poised for growth and new opportunities as market conditions improve.” Additionally, Scott Morris was promoted to the position of Vice President and Chief Financial Officer. Mr. Morris has served under Mr. Boone in different senior level financial roles since joining Rhino in 2010, most recently as Vice President of Finance, providing for a seamless transition for Rhino in this position.

William Tuorto, the general partner’s Chairman of the Board, will assume the position of Executive Chairman. Mr. Tuorto stated, “Rhino has a proficient executive team that has remained focused through the change in ownership and control over the past year, and I look forward to working more closely with senior management to continue to develop the company’s strategic growth plan for the future; the sale of Elk Horn and the executive appointments represent initial corporate actions in furtherance of this objective.”

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About Rhino Resource Partners LP

Rhino Resource Partners LP is a diversified energy limited partnership that is focused on coal and energy related assets and activities, including energy infrastructure investments. Rhino produces metallurgical and steam coal in a variety of basins throughout the United States. Additional information regarding Rhino is available on its web site – RhinoLP.com.

Forward Looking Statements

Except for historical information, statements made in this press release are “forward-looking statements.” All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Rhino expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on Rhino’s current expectations and beliefs concerning future developments and their potential effect on Rhino’s business, operating results, financial condition and similar matters. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting Rhino will turn out as Rhino anticipates. Whether actual results and developments in the future will conform to expectations is subject to significant risks, uncertainties and assumptions, many of which are beyond Rhino’s control or ability to predict. Therefore, actual results and developments could materially differ from Rhino’s historical experience, present expectations and what is expressed, implied or forecast in these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: Rhino’s inability to obtain additional financing necessary to fund its capital expenditures, meet working capital needs and maintain and grow its operations or its inability to obtain alternative financing upon the expiration of its credit facility; Rhino’s future levels of indebtedness, liquidity and compliance with debt covenants; volatility and recent declines in the price of Rhino’s common units; sustained depressed levels of or decline in coal prices, which depend upon several factors such as the supply of domestic and foreign coal, the demand for domestic and foreign coal, governmental regulations, price and availability of alternative fuels for electricity generation and prevailing economic conditions; declines in demand for electricity and coal; current and future environmental laws and regulations, which could materially increase operating costs or limit Rhino’s ability to produce and sell coal; extensive government regulation of mine operations, especially with respect to mine safety and health, which imposes significant actual and potential costs; difficulties in obtaining and/or renewing permits necessary for operations; the availability and prices of competing electricity generation fuels; a variety of operating risks, such as unfavorable geologic conditions, adverse weather conditions and natural disasters, mining and processing equipment unavailability, failures and unexpected maintenance problems and accidents, including fire and explosions from methane; poor mining conditions resulting from the effects of prior mining; the availability and costs of key supplies and commodities such as steel, diesel fuel and explosives; fluctuations in transportation costs or disruptions in transportation services, which could increase competition or impair Rhino’s ability to supply coal; a shortage of skilled labor, increased labor costs or work stoppages; Rhino’s ability to secure or acquire new or replacement high-quality coal reserves that are economically recoverable; material inaccuracies in Rhino’s estimates of coal reserves and non-reserve coal deposits; existing and future laws and regulations regulating the emission of sulfur dioxide and other compounds, which could affect coal consumers and reduce demand for coal; federal and state laws restricting the emissions of greenhouse gases; Rhino’s ability to acquire or failure to maintain, obtain or renew surety bonds used to secure obligations to reclaim mined property; Rhino’s dependence on a few customers and its ability to find and retain customers under favorable supply contracts; changes in consumption patterns by utilities away from the use of coal, such as changes resulting from low natural gas prices; changes in governmental regulation of the electric utility industry; Rhino’s ability to successfully diversify its operations into other non-coal natural resources; disruption in supplies of coal produced by contractors operating Rhino’s mines; defects in title in properties that Rhino owns or losses of any of its leasehold interests; Rhino’s ability to retain and attract senior management and other key personnel; material inaccuracy of assumptions underlying reclamation and mine closure obligations; and weakness in global economic conditions.

Other factors that could cause Rhino’s actual results to differ from its projected results are described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Rhino undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, unless required by law.

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